Exhibit 10.7

SIGNIFY HEALTH, INC.

2021 LONG-TERM INCENTIVE PLAN

Section 1. Purpose. The purpose of the Signify Health, Inc. 2021 Long-Term Incentive Plan (as amended from time to time, the “Plan”) is to motivate and reward employees and other individuals to perform at the highest level and contribute significantly to the success of Signify Health, Inc. (the “Company”), thereby furthering the best interests of the Company and its shareholders.

Section 2. Definitions. Certain capitalized terms applicable to the Plan are set forth in Appendix A.

Section 3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Committee. All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its stockholders, Eligible Persons and any Beneficiaries thereof. The Committee may issue rules and regulations for administration of the Plan.

(b) Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock market or exchange on which the Common Shares are quoted or traded; and (ii) non-employee Directors within the meaning of Rule 16b-3 under the Exchange Act. The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Committee may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant Awards (except that such delegation shall not be applicable to any Award for a Person then covered by Section 16 of the Exchange Act), and the Committee may delegate to one or more committees of the Board (which may consist of solely one Director) some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with applicable law.

(c) Authority of Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full discretion and authority to: (i) designate Eligible Persons; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Eligible Person under the Plan; (iii) determine the number of Common Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award and prescribe the form of each Award Agreement which need not be identical for each Participant; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Common Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) amend terms or conditions of any outstanding Awards; (viii) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

Section 4. Participation.

Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in the Plan and be granted Awards under the Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Section 5. Shares Available for Award.

(a) Share Reserve.

(i) Subject to adjustment as provided in Section 5(b) and except for Substitute Awards, the maximum number of Common Shares available for issuance under the Plan shall not exceed [•] Common Shares. The total number of Common Shares available for issuance under the Plan shall be increased on the first day of each Company fiscal year following the Effective Date in an amount equal to the least of (i) [•] Common Shares, (ii) [•]% of the aggregate number of Common Shares and shares of the Company’s Class B common stock outstanding (on a fully diluted basis) on the last day of the immediately preceding fiscal year and (iii) such number of Common Shares as determined by the Board. The maximum number of Common Shares available for issuance with respect to Incentive Stock Options shall be [•]. Common Shares underlying Substitute Awards and Common Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines (whether by way of amalgamation, merger, sale and purchase of shares or other securities or otherwise), appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Common Shares remaining available for grant hereunder. Except as provided in Section 5(a)(ii), all Pre-IPO Awards outstanding immediately prior to the Effective Date shall continue to be governed under the terms of the Pre-IPO Plans. From and after the Effective Date, no further awards shall be granted under the Pre-IPO Plans.

(ii) If any Award or Pre-IPO Award, in whole or in part, is forfeited, cancelled, expires, terminates or otherwise lapses, or is settled in cash without the delivery of Common Shares, or if Common Shares are withheld by the Company in respect of taxes on Awards other than Options or Stock Appreciation Rights, then the corresponding Common Shares shall again be available for grant under the Plan. For the avoidance of doubt, any Common Shares tendered or withheld to pay the exercise price of Options or Pre-IPO Awards, or that are covered by a Stock Appreciation Right (to the extent that it is settled in Common Shares, without regard to the number of Shares that are actually issued upon exercise), will not again become available for issuance under the Plan.

(iii) Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(b) Adjustments. In the event that the Committee determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, issuance of Common Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Common Shares, or changes in applicable laws, regulations or accounting principles, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm (including, without limitation, by payment of cash) any or all of:

(i) the number and type of Common Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a);

(ii) the number and type of Common Shares (or other securities) subject to outstanding Awards;

(iii) the grant, purchase, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(iv) the terms and conditions of any outstanding Awards, including the performance criteria of any Performance Awards.

provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

(c) Non-Employee Director Limits. The maximum number of Common Shares subject to Awards granted during a single fiscal year of the Company to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent Directors may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 6. Awards under the Plan.

(a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Awards, (vi) Other Cash-Based Awards and (vii) Other Stock-Based Awards.

(b) Rights with Respect to Common Shares and Other Securities. Except as provided in Section 9(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Common Shares or other evidence of ownership is issued to such Participant or until Participant’s ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares.

(c) Award Agreements. Each Award granted or sold under the Plan shall be evidenced by an Award Agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the applicable terms and conditions of the Plan and applicable law, and with such other terms and conditions, including, but not limited to, treatment of the Award upon a Separation from Service and restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

Section 7. Options. The Committee may grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions, in each case, not inconsistent with the provisions of the Plan, as the Committee shall determine; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of the Company or any parent or subsidiary of the Company within the meaning of Sections 424(e) and (f) of the Code, including a subsidiary which becomes such after adoption of the Plan.

(a) The Committee shall determine the number of Common Shares to be subject to each Option and the exercise price per Common Share subject to each Option. Except in the case of Substitute Awards, the exercise price of an Option shall not be less than the Fair Market Value of the Common Shares subject to such Option on the date of grant, as determined by the Committee; provided, however, if an Incentive Stock Option is granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Option is granted.

(b) Any Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(c) An Option shall not be exercisable:

(i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted; and

(ii) no shares shall be issued unless payment in full is made for the shares being acquired under such Option at the time of exercise as provided in Section 7(e).

(d) In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an employee of the Company or a Subsidiary during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations within the meaning of Sections 424(e) and (f) of the Code) shall not exceed $100,000 or such other amount as is specified in the Code. An Incentive Stock Option that is exercised at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code shall cease to be an Incentive Stock Option.

(e) The Committee shall determine the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made or deemed to have been made, including cash, Common Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, having a Fair Market Value on the exercise date equal to the exercise price of the Common Shares as to which the Option shall be exercised. The Committee may provide in the applicable Award Agreement that, to the extent an Option is not previously exercised as to all of the Common Shares subject thereto, and, if the Fair Market Value of one Common Share is greater than the exercise price then in effect, then the Option shall be deemed automatically exercised immediately before its expiration.

(f) No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.

(g) If the exercise of an Option is prevented by Section 20(f), the Option shall remain exercisable until thirty days after the date such exercise first would no longer be prevented by such provision, but in any event no later than the expiration date of such Option.

Section 8. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to Eligible Persons with the following terms and conditions, and with such additional terms and conditions in each case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) Stock Appreciation Rights may be granted under the Plan to Eligible Persons either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 7.

(b) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights and the exercise or hurdle price per Common Share subject to each Stock Appreciation Right. Except in the case of Substitute Awards, Stock Appreciation Rights shall have an exercise or hurdle price no less than the Fair Market Value of the Common Shares subject to such Stock Appreciation Right on the date of grant, as determined by the Committee.

(c) Any Stock Appreciation Right may be exercised during its term only at such time or times and in such installments as the Committee may establish and shall not be exercisable after the expiration of ten years from the date it is granted.

(d) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares or cash or some combination thereof having an aggregate value equal to the excess of the Fair Market Value of one Common Share, at the time of such exercise, over the exercise or hurdle price, times the number of Common Shares subject to the Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee may provide in the applicable Award Agreement that, to the extent a Stock Appreciation Right is not previously exercised as to all of the Common Shares subject thereto, and, if the Fair Market Value of one Common Share is greater than the exercise or hurdle price then in effect, then the Stock Appreciation Right shall be deemed automatically exercised immediately before its expiration.

(e) No grant of Stock Appreciation Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Stock Appreciation Rights.

(f) If the exercise of a Stock Appreciation Right is prevented by Section 20(f), the Stock Appreciation Right shall remain exercisable until thirty days after the date such exercise first would no longer be prevented by such provision, but in any event no later than the expiration date of such Stock Appreciation Right.

Section 9. Restricted Stock and Restricted Stock Units. The Committee is authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions, in each case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both. The Award Agreement shall specify the vesting schedule and such other applicable conditions and restrictions and, with respect to Restricted Stock Units, shall specify the delivery schedule (which may include deferred delivery later than the vesting date).

(b) Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee, in its discretion, shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate or other evidence of ownership representing the Common Shares subject to such Award.

(c) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any Person succeeding to such a Participant’s rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded (or after the Participant’s ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares) and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares, provided that, such Common Shares, and any new, additional or different shares, or other Company securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions set forth in the Award and the Plan. A Restricted Stock Unit shall not convey to the Participant the rights and privileges of a stockholder with respect to the Common Shares subject to the Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until a Common Share is issued to the Participant to settle the Restricted Stock Unit.

(d) The Committee may, in its discretion, specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Awards of Restricted Stock or Restricted Stock Units prior to vesting or settlement, as applicable, be paid either in cash or in additional Common Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Common Shares, which may be subject to the same restrictions as the underlying Awards. Notwithstanding the foregoing, dividends and dividend equivalents with respect to Restricted Stock and Restricted Stock Units that are granted as Performance Awards shall vest only if and to the extent that the underlying Performance Award vests, as determined by the Committee.

(e) The Committee may determine the form or forms (including cash, Common Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Restricted Stock Unit may be made.

(f) The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, such Participant shall be required to file within the time period required by Section 83(b) of the Code a copy of such election with the Company and the applicable Internal Revenue Service office.

Section 10. Performance Awards. The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) Performance Awards may be denominated as a cash amount, number of Common Shares or units or a combination thereof, and may be earned upon achievement or satisfaction of performance conditions specified by the Committee (including, without limitation, cash flow, earnings (including EBITDA or some variation thereof), earnings per share, debt, return on investment, stock price, total or relative increases to stockholder return, operating income or net operating income, gross margin, operating margin or profit margin, and other financial or non-financial operating and management performance objectives). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

(b) Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable such that it does not provide any undue enrichment or harm.

Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

(c) Performance Awards may be settled in cash, Common Shares, other Awards, other property, or any combination thereof, and at such times, as determined in the discretion of the Committee.

(d) The Committee may, in its discretion, specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Awards of Restricted Stock or Restricted Stock Units prior to vesting or settlement, as applicable, be paid either in cash or in additional Common Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Common Shares, which may be subject to the same restrictions as the underlying Awards. Notwithstanding the foregoing, dividends and dividend equivalents with respect to Restricted Stock and Restricted Stock Units that are granted as Performance Awards shall vest only if and to the extent that the underlying Performance Award vests, as determined by the Committee.

(e) A Performance Award shall not convey to a Participant the rights and privileges of a shareholder with respect to any Common Shares subject to such Performance Award, such as the right to vote (except as relates to Restricted Stock) or the right to receive dividends, unless and until and to the extent Common Shares are issued to such Participant to settle such Performance Award. The Committee may, in its discretion, specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on a Performance Award during the period that such Performance Award is outstanding, be paid either in cash or in additional Common Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Common Shares, which may be subject to the same restrictions as the underlying Awards. For the avoidance of doubt, unless otherwise determined by the Committee, no dividend equivalent rights shall be provided with respect to any Common Shares subject to Performance Awards that are not earned or otherwise do not vest or settle pursuant to their terms.

(f) The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.

Section 11. Other Cash-Based Awards and Other Stock-Based Awards. The Committee may grant Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Share-Based Awards to Eligible Persons with the following terms and conditions and with such additional terms and conditions, in each case not inconsistent with the provisions of the Plan, as the Committee shall determine, which shall consist of any right that is (i) not an Award described in Sections 7 through 10 above and (ii) an Award of Common Shares or cash or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Cash-Based Award or Other Share-Based Award.

Section 12. Minimum Vesting Requirements. Notwithstanding anything to the contrary herein and subject to Section 13, Awards shall vest over a period of not less than one year following the date of grant (the “Minimum Vesting Requirements”); provided, however, that the Committee may, in its sole discretion, (i) accelerate the vesting of Awards or otherwise lapse or waive the Minimum Vesting Requirements upon (A) the Participant’s death or disability or (B) a Change in Control (subject to the requirements of Section 12) and (ii) grant Awards that are not subject to the Minimum Vesting Requirements with respect to 5% or less of the Common Shares available for issuance under the Plan.

Section 13. Effect of Separation from Service or a Change in Control on Awards.

(a) The Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of the Participant’s Separation from Service prior to the end of a Performance Period or vesting, exercise or settlement of such Award.

(b) The Committee may determine, in its discretion, whether, and the extent to which, (i) an Award will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to an Award and (iii) a leave of absence or reduction in service will be deemed a Separation from Service, in each case subject to the provisions of Section 409A.

(c) In the event of a Change in Control, the Committee may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:

(i) continuation or assumption of such Award by the Company (if it is the surviving entity) or by the successor or surviving corporation or its parent;

(ii) substitution or replacement of such Award by the successor or surviving entity or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof), with substantially the same terms and value as such Award (including, without limitation, any applicable performance targets or criteria with respect thereto);

(iii) acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or Stock Appreciation Right, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or Stock Appreciation Right without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either (A) immediately prior to or as of the date of the Change in Control, (B) upon the Participant’s involuntary Separation from Service (including upon a termination of the Participant’s employment by the Company (or a successor entity or its parent) without “cause” or by the Participant for “good reason”, as such terms may be defined in the applicable Award Agreement and/or the Participant’s employment agreement or offer letter, as the case may be) on or within a specified period following such Change in Control or (C) upon the failure of the successor or surviving entity (or its parent) to continue or assume such Award;

(iv) in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s); and

(v) cancellation of such Award in consideration of a payment, with the form, amount and timing of such payment determined by the Committee in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of such Award, as determined by the Committee in its sole discretion; provided that, in the case of an Option or Stock Appreciation Right, if such value equals the Intrinsic Value of such Award, such value shall be deemed to be valid; provided further that, if the Intrinsic Value of an Option or Stock Appreciation Right is equal to or less than zero, the Committee may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or Stock Appreciation Right for which the exercise or hurdle price is equal to or exceeds the per Common Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor); and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A.

Section 14. Section 409A. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, if any Award provided under the Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Award Agreement shall be administered, interpreted and construed in a manner necessary in order to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed), and the following provisions shall apply, as applicable and as required by Section 409A:

(a) If a Participant is a “specified employee” under Section 409A and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date the Participant Separates from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period unless another compliant date is specified in the applicable agreement. If an Award includes a “series of installment payments” (within the meaning of Treas. Reg. § 1.409A-2(b)(2)(iii)), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Treas. Reg. § 1.409A-3(e)), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.

(b) For purposes of Section 409A, and to the extent applicable to any Award under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. Whether a Participant has Separated from Service will be determined by the Committee based on all of the facts and circumstances and, to the extent applicable to any Award, in accordance with the guidance issued under Section 409A.

(c) The grant of Nonqualified Stock Options, Stock Appreciation Rights and other stock rights subject to Section 409A are intended to be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A.

Section 15. Deferred Payment of Awards. The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any cash compensation, or Common Shares or other form of payment under an Award, may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A; provided, however, that no deferral shall be permitted with respect to Options or Stock Appreciation Rights.

Section 16. Transferability of Awards. Except pursuant to the laws of descent and distribution, a Participant’s rights and interest under the Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to the Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by a Participant.

Section 17. Amendment or Substitution of Awards under the Plan.

(a) The terms of any outstanding Award under the Plan may be amended or modified from time to time after grant by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments under any Award) in accordance with the terms of the Plan. Subject to Section 5(b) and Section 13, no such amendments or acceleration shall adversely affect in a material manner any right of a Participant under the Award without his or her written consent, except (x) to the extent necessary to conform the provisions of the Award with Section 409A or any other provision of the Code or other applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 20(o). The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

(b) No Repricing. Notwithstanding the foregoing, except as provided in Section 5(b), no action shall directly or indirectly, through cancellation and regrant or any other method, reduce, or have the effect of reducing, the exercise or hurdle price of any “out of the money” Award established at the time of grant thereof without approval of the Company’s stockholders, including (i) amending or modifying the terms of the Award to lower the exercise or hurdle price; (ii) cancelling the Award and granting either (A) replacement Options, Stock Appreciation Rights or similar Awards having a lower exercise or hurdle price or (B) Restricted Stock, Restricted Stock Units, Performance Awards or Other Share-Based Awards in exchange; or (iii) cancelling or repurchasing the out of the money Options, Stock Appreciation Rights or similar Awards for cash or other securities.

Section 18. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a Participant has Separated from Service, terminated employment with, or terminated the performance of services for, the Company or any Subsidiary; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under the Plan.

Section 19. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under the Plan in the event of his or her death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in a manner determined by the Committee in its discretion, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in the Plan shall be deemed to include such

Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the designated administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 20. Miscellaneous Provisions.

(a) Any proceeds from Awards shall constitute general funds of the Company.

(b) No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c) No Eligible Person or other Person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Persons under the Plan, whether or not such Eligible Persons are similarly situated. Neither the Plan nor any action taken under the Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the Company specifically reserves the right to terminate the employment of, or performance of services by, Eligible Persons at any time and for any reason.

(d) No Participant or other Person shall have any right with respect to the Plan or the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of the Plan and the Award applicable to such Participant (and each Person claiming under or through him or her) have been met.

(e) No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

(f) Notwithstanding anything to the contrary contained in the Plan or in any Award agreement, each Award shall be subject to the requirement, if at any time the Committee shall determine, in its sole discretion, that such requirement shall apply, that the listing, registration or qualification of any Award under the Plan, or of the Common Shares, other Company securities or property or other forms of payment issuable pursuant to any Award under the Plan, on any stock exchange or other market quotation system or under any federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the exercise or settlement thereof, such Award shall not be granted, exercised or settled in whole or in part until such listing, registration, qualification, consent or approval shall have been effected, obtained and maintained free of any conditions not acceptable to the Committee. Notwithstanding anything to the contrary contained in the Plan or in any Award agreement, no Common Shares, other Company securities or property or other forms of payment shall be issued under the Plan with respect to any Award unless the Committee shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which such Common Shares are listed. If the Committee determines that the exercise of any Option or Stock Appreciation Right would fail to comply with any applicable law or any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed, the Participant holding such Option or Stock Appreciation Right shall have no right to exercise such Option or Stock Appreciation Right until such time as the Committee shall have determined that such exercise will not violate any applicable law or any such applicable rule.

(g) Although it is the intent of Company that the Plan and Awards hereunder, to the extent the Committee deems appropriate and to the extent applicable, comply with Rule 16b-3 and Sections 409A and 422; (i) the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under any provision of federal, state, local or non-United States law; and (ii) in no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 or Section 409A or 422 or, as applicable, for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(h) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of Company to issue Common Shares, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any Beneficiary or Person entitled to act) pay to Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Company may refuse to issue Common Shares, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, other securities or property, or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a market value equal to the amount of such taxes); provided, however, that any broker-assisted cashless exercise shall comply with the requirements of Financial Accounting Standards Board, Accounting Standards Codification, Topic 718, and any withholding satisfied through a net-settlement of an Award shall be limited to the maximum statutory withholding requirements.

(i) The expenses of the Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of the Plan or any applicable Award Agreement.

(j) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(k) By accepting any Award or other benefit under the Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, the Committee or the designated administrator (if applicable).

(l) Records of the Company shall be conclusive for all purposes under the Plan or any Award, unless determined by the Committee to be incorrect.

(m) If any provision of the Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or any Award, but such provision shall be fully severable, and the Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Award, as applicable.

(n) The terms of the Plan shall govern all Awards under the Plan and in no event shall the Committee have the power to grant any Award under the Plan that is contrary to any of the provisions of the Plan.

(o) The Committee may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Separation from Service with or without “cause” (and, in the case of any “cause” that is resulting from an indictment or other non-final determination, the Committee may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Common Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Common Shares underlying such Awards.

(p) The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but, if applicable, each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed. Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom.

(q) All certificates, if any, for Common Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Common Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(r) The Company will not be obligated to deliver any Common Shares under the Plan or remove restrictions from Common Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Committee’s satisfaction, (ii) as determined by the Committee, all other legal matters regarding the issuance and delivery of such Common Shares have been satisfied, including any applicable securities laws, stock market or exchange rules and regulations or accounting or tax rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any applicable laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Committee determines is necessary to the lawful issuance and sale of any Common Shares, will relieve the Company of any liability for failing to issue or sell such Common Shares as to which such requisite authority has not been obtained.

(s) The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants, or requirements to comply with minimum share ownership requirements, as it deems necessary or appropriate in its sole discretion, which such restrictions may be set forth in any applicable Award Agreement or otherwise.

Section 21. Effective Date. The Plan shall be effective on the Effective Date, provided that the Board and the Company’s stockholders may approve the Plan prior to such date.

Section 22. Amendment or Termination.

(a) Plan Amendment or Termination. Except to the extent prohibited by applicable law, the Plan may be amended, suspended, discontinued or terminated in whole or in part at any time and/or from time to time by the Committee; provided that no such amendment, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement, other applicable law or the rules of the stock market or exchange, if any, on which the Common Shares are principally quoted or traded for which the Committee deems it necessary or desirable to qualify or comply. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 5(b) and Section 13. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of the Plan to the extent necessary to conform the provisions of the Plan with Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan shall adversely affect the rights of a Participant.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.

Section 23. Term of the Plan. No Awards shall be granted under the Plan after earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan;

(b) the tenth anniversary of the Effective Date; or

(c) the maximum number of Common Shares available for issuance under the Plan has been issued.

However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Committee to amend the Plan, shall extend beyond such date.

Section 24. Governing Law. The Plan and any Award granted under the Plan as well as any determinations made or actions taken under the Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to its choice or conflicts of laws principles.

APPENDIX A

The following terms shall have the meaning indicated:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.

“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Cash-Based Awards or Other Stock-Based Awards under the Plan.

“Award Agreement” means any agreement, contract or other instrument or document (including in electronic form) evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Beneficiary” has the meaning set forth in Section 19.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one or more of the following events:

(i) any Person, other than (A) any employee plan established by the Company or any Subsidiary, (B) the Company or any of its Affiliates (including, for the avoidance of doubt, New Mountain Capital, LLC and its Affiliates), (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is (or becomes, during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the total voting power of the stock of the Company; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (iii) below;

(ii) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute at least 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; provided further, that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, shall in any event be considered to be a member of the Existing Board;

(iii) the consummation of a merger, amalgamation or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such merger or consolidation or parent entity thereof) 50% or more of the total voting power of the Company’s stock (or, if the Company is not the surviving entity of such transaction, 50% or more of the total voting power of the stock of such surviving entity or parent entity thereof); and provided, further, that such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of either the then-outstanding Common Shares or the combined voting power of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or

(iv) the sale or disposition by the Company of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions, and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company. Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A of the Code), such amount shall not be accelerated on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A of the Code.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Committee” shall mean the compensation committee of the Board unless another committee is designated by the Board. If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.

“Common Shares” means shares of Class A common stock, par value $0.01 per share, of the Company and stock of any other class into which such shares may thereafter be changed.

“Consultant” means any individual, including an advisor, who is providing services to the Company or any Subsidiary or who has accepted an offer of service or consultancy from the Company or any Subsidiary.

“Director” means any member of the Board.

“Effective Date” means the date on which the registration statement covering the initial public offering of the Common Shares is declared effective by the Securities and Exchange Commission.

“Eligible Person(s)” means those persons who are (i) full or part-time employees or Consultants of the Company or any Subsidiary or (ii) other individuals who perform services for the Company or any Subsidiary, including, without limitation, Directors who are not employees of the Company or any Subsidiary, in each case to the extent that an offer or receipt of an Award to such person is permitted by applicable law and stock market or exchange rules and regulations.

“Exchange Act” means the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” means, except as otherwise determined by the Committee, (i) with respect to the Common Shares, as of any date (A) if the Company’s Common Shares are listed on any established stock exchange, system or market, the closing market price of the Common Shares as quoted in such exchange, system or market on the applicable date of determination (or, if such date is not a trading day, the trading day immediately preceding such date of determination) as reported in the Wall Street Journal or such other source as the Committee deems reliable or (B) in the absence of an established market for the Common Shares, as determined in good faith by the Committee or (ii) with respect to property other than Common Shares, the value of such property, as determined by the Committee, in its sole discretion.

“Incentive Stock Option” means an Option that is an incentive stock option as defined in Section 422 of the Code.

“Intrinsic Value” with respect to an Option or Stock Appreciation Right means (i) the excess, if any, of the price or implied price per Common Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Common Shares covered by such Award.

“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Cash-Based Award” means an Award granted pursuant to Section 11, including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.

“Other Stock-Based Award” means an Award granted pursuant to Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, dividend rights or dividend equivalent rights or Awards with a value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee.

“Participant” means an Eligible Person to whom an Award has been granted under the Plan.

“Performance Award” means an Award subject, in part, to the terms, conditions and restrictions described in Section 10, pursuant to which the recipient may become entitled to receive cash, Common Shares or other securities or property issuable under the Plan, or any combination thereof, as determined by the Committee.

“Performance Period” means the period established by the Committee with respect to any Performance Award during which the performance goals specified by the Committee with respect to such Award are to be measured.

“Permitted Transferee” means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such form may be amended from time to time, which persons include, as of the date of adoption of the Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (ii) Participants’ family members who acquire Awards from the Participant other than for value, including through a gift or a domestic relations order. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights, nor (ii) a transfer to an entity in which more than fifty percent of the voting or beneficial interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Pre-IPO Award” means an award granted prior to the Effective Date under the Pre-IPO Plans.

“Pre-IPO Plans” means the Signify Health, Inc. Amended and Restated 2019 Equity Incentive Plan and the Signify Health, Inc. Amended and Restated 2012 Equity Incentive Plan.

“Restricted Period” has the meaning set forth in Section 9(b).

“Restricted Stock” means an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 9.

“Restricted Stock Units” means an Award of the right to receive either (as the Committee determines) Common Shares or cash equal to the Fair Market Value of a Common Share on the payment date, issued subject, in part, to the terms, conditions and restrictions described in Section 9.

“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Section 409A” means Section 409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 422” means Section 422 of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Separation from Service” and “Separate from Service” means the Participant’s death, retirement or other termination of employment or service with the Company (including all persons treated as a single employer under Sections 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A).

“Stock Appreciation Right” means an Award of a right to receive (without payment to the Company) cash, Common Shares or other property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the Fair Market Value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 8.

“Subsidiary” means an entity of which the Company directly or indirectly holds at least a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity.

“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.

“Ten Percent Employee” means an employee of the Company or any Subsidiary who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company within the meaning of Sections 424(e) and (f) of the Code.